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                                                                     EXHIBIT 23



                         INDEPENDENT AUDITOR'S CONSENT


         We consent to the use in this Current Report on Form 8-K, as filed with the Securities and Exchange Commission, of our report dated January 30, 1997 on the financial statements of Old North State Bank.





                                        /s/ Larrowe, Cardwell & Company, L.C.
                                        -------------------------------------
                                        Larrowe, Cardwell & Company, L.C.




Galax, Virginia
October 27, 1997